Exhibit 10(x)(ii)

AMENDMENT NUMBER ONE
TO THE
HARRIS CORPORATION RETIREMENT PLAN

WHEREAS, Harris Corporation, a Delaware corporation (the “Corporation”), heretofore has adopted and maintains the Harris Corporation Retirement Plan, as amended and restated effective January 1, 2011 (the “Plan”);

WHEREAS, pursuant to Section 17.1 of the Plan, the Management Development and Compensation Committee of the Corporation’s Board of Directors (the “Compensation Committee”) has the authority to amend the Plan;

WHEREAS, pursuant to Section 13.3 of the Plan, the Compensation Committee has delegated to the Employee Benefits Committee of the Corporation (the “Employee Benefits Committee”) the authority to adopt non-material amendments to the Plan;

WHEREAS, the Employee Benefits Committee desires to amend the Plan to reflect the rate of matching contribution with respect to employees of Maritime Communication Services, Inc. or a subsidiary thereof; and

WHEREAS, the Employee Benefits Committee has determined that the above-described amendment is non-material.

NOW, THEREFORE, BE IT RESOLVED, that the Plan hereby is amended, effective as of July 2, 2011, as follows:

1. Article 2 hereby is amended to add the following new definition of “Legacy MCS Employee” thereto:

Legacy MCS Employee.  An Eligible Employee who as of July 1, 2011 was a MCS Employee.

2. Article 2 hereby is amended to add the following new definition of “MCS Employee” thereto:

MCS Employee.  An Eligible Employee of Maritime Communication Services, Inc. or a subsidiary thereof.

3. Section 4.2 hereby is amended in its entirety to read as follows:

Section 4.2.  Matching Contributions. (a) In General.  Subject to the limitations set forth in Article 6, each Employer shall make a matching contribution for each payroll period on behalf of each Participant who is an Eligible Employee of such Employer, and who has satisfied the Matching Eligibility Requirement. The rate of matching contribution shall be as set forth in Section 4.2(b), (c), (d), (e) or (f), as applicable.

(b) Legacy Employees.  The rate of matching contribution with respect to a Legacy HTSC Employee or a Legacy MCS Employee shall equal 100% of the aggregate of (i) the pre-tax contribution and/or designated Roth contribution made on behalf of such Participant pursuant to Section 4.1(a) and (ii) the after-tax contribution made on behalf of such Participant pursuant to Section 5.1(a); provided, however, that pre-tax, designated Roth and after-tax contributions in excess of 6% of a Participant’s Compensation for a payroll period shall not be considered for purposes of matching contributions.

(c) Wage Determination Employees.  The rate of matching contribution with respect to a Wage Determination Employee shall equal 50% of the aggregate of (i) the pre-tax contribution and/or designated Roth contribution made on behalf of such Participant pursuant to Section 4.1(a) and (ii) the after-tax contribution made on behalf of such Participant pursuant to Section 5.1(a); provided, however, that pre-tax, designated Roth and after-tax contributions in excess of 4% of a Participant’s Compensation for a payroll period shall not be considered for purposes of matching contributions.

(d) HITS Business Unit Employees Other Than Legacy HTSC Employees and Wage Determination Employees.  The rate of matching contribution with respect to a HITS Business Unit Employee who is neither a Legacy HTSC Employee nor a Wage Determination Employee shall equal 50% of the aggregate of (i) the pre-tax contribution and/or designated Roth contribution made on behalf of such Participant pursuant to Section 4.1(a) and (ii) the after-tax contribution made on behalf of such Participant pursuant to Section 5.1(a); provided, however, that pre-tax, designated Roth and after-tax contributions in excess of 6% of a Participant’s Compensation for a payroll period shall not be considered for purposes of matching contributions.

(e) CapRock Employees and MCS Employees Other than Legacy MCS Employees.  The rate of matching contribution with respect to a CapRock Employee or a MCS Employee who is not a Legacy MCS Employee shall equal 100% of the aggregate of (i) the pre-tax contribution and/or designated Roth contribution made on behalf of such Participant pursuant to Section 4.1(a) and (ii) the after-tax contribution made on behalf of such Participant pursuant to Section 5.1(a); provided, however, that pre-tax, designated Roth and after-tax contributions in excess of 5% of a Participant’s Compensation for a payroll period shall not be considered for purposes of matching contributions.

(f) Other Eligible Employees.  The rate of matching contribution with respect to an Eligible Employee who is not a Legacy HTSC Employee, a Legacy MCS Employee, a HITS Business Unit Employee, a CapRock Employee or a MCS Employee shall equal 100% of the aggregate of (i) the pre-tax contribution and/or designated Roth contribution made on behalf of such Participant pursuant to Section 4.1(a) and (ii) the after-tax contribution made on behalf of such Participant pursuant to Section 5.1(a);

provided, however, that pre-tax, designated Roth and after-tax contributions in excess of 6% of a Participant’s Compensation for a payroll period shall not be considered for purposes of matching contributions.

(g) Contributions Not Eligible for Match.  Notwithstanding the foregoing, an Employer shall not make a matching contribution with respect to (i) any contribution to the Plan of PRP Compensation or (ii) any catch-up contribution made pursuant to Section 4.1(d).

APPROVED by the HARRIS CORPORATION EMPLOYEE BENEFITS COMMITTEE on this 28th day of June, 2011.

/s/  John D. Gronda
John D. Gronda, Secretary

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